2Q 2017 Quarterly Conference Call

NASDAQ: HOTR



Disclaimer

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Non-Gaap Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction and severance related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2016, available online at www.sec.gov.

Second Quarter Highlights

- Total revenue increased 0.1% to $10.8 million
  - *sequential up 9% from Q1*
- Cost of sales 34.0%, compared to 32.7%
- G&A improved to 10.1% from 12.8%
  - *G&A reduced 50% in 2 years - Sequential down 21% from Q1*
- Loss attributable to common shareholders of $(0.58) per share compared to $(2.35) per share
- Restaurant EBITDA of $1.2 million compared to $1.4 million
  - *Sequential up 31% from Q1*
- Adjusted EBITDA of $0.2 million compared to $0.2 million
  - *Sequential negative $0.3 to positive $0.2*
- Opened two new Little Big Burger stores in Portland, one new BGR location in Virginia - On track to open a total of 8 to 12 new stores during 2017.

Enhanced Balance Sheet & Alignment With Strategic Investors

Financing

- Total proceeds of $6M
  - $5M used to pay off Florida Mezzanine Financing
  - $500,000 applied to transactional expenses and working capital
  - $500,000 reserved for new store development
- Reduces interest rate from 12% to 8%
- Extends maturity through 2018

New Store Growth Accelerating

	2016	2017	By 2020
Number of New Stores:	0	8 - 12* (4 in H1)	Double Store Count*

* *System-wide – Includes Company and Franchisee locations*

Store Count



Systemwide Store Count
(As of June 30, 2017)
70
60
50
40
30
20
10
0
LBB
BT
BGR
JF
ABC
Hooters
1
2
3
6
18
8
5
5
26
13
6
7
62
15
5
7
23
4
8
57
9
9
7
24
8
58
9
9
7
24
9
61
9
9
7
25
11
2009
2010
2011
2012
2013
2014
2015
2016
Q1 17
Q2 17

Financial Discussion

Consolidated Q2 2017 Operating Results *($ in Millions)*

	Three Months Ended				
	June 30, 2017		June 30, 2016		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 10.5		$ 10.5		0.0%
Gaming income, net	0.1		0.1		9.7%
Management fees	0.1		0.0		400.0%
Franchise income	0.1		0.1		-
Total revenue	**$ 10.8**		**$ 10.8**		0.1%
Restaurant cost of sales	3.6	34.0%	3.4	32.7%	3.9%
Restaurant operating expenses	5.9	55.6%	5.7	54.5%	2.1%
Restaurant pre-opening and closing expenses	0.1	0.9%	-	0.0%	-
General and administrative	1.1	10.1%	1.4	12.8%	-21.1%
Asset impairment charge	0.6	5.9%	-	0.0%	-
Depreciation and amortization	0.6	5.6%	0.6	5.4%	4.3%
Total expenses	**11.8**	110.0%	**11.1**	103.6%	6.4%
Operating loss from continuing operations	**$ (1.1)**		**$ (0.4)**		
Restaurant EBITDA	$ 1.2	11.1%	$ 1.4	13.4%	-17%
Adjusted EBITDA	$ 0.2	2.3%	$ 0.2	1.8%	-26%
EPS from continuing operations	$ (0.58)		$ (0.29)		-

** Restaurant cost of sales, operating expenses and pre-opening and closing expense percentages are based on restaurant sales, net. Other percentages are based on total revenue.*

Consolidated H1 June 2017 Operating Results *($ in Millions)*

	Six Months Ended				
	June 30, 2017		June 30, 2016		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 20.2		$ 20.3		-0.7%
Gaming income, net	0.2		0.2		8.1%
Management fees	0.0		0.1		0.0%
Franchise income	0.2		0.3		-
Total revenue	**$ 20.6**		**$ 20.9**		-1.1%
Restaurant cost of sales	6.8	33.6%	6.7	32.9%	1.1%
Restaurant operating expenses	11.5	57.1%	11.3	55.3%	2.5%
Restaurant pre-opening and closing expenses	0.1	0.5%	0.0	0.0%	1292.4%
General and administrative	2.5	11.9%	3.0	14.6%	-19.3%
Asset impairment charge	0.6	3.1%	-	0.0%	-
Depreciation and amortization	1.2	5.8%	1.1	5.5%	4.1%
Total expenses	22.7	110.0%	22.2	106.2%	2.5%
Operating loss from continuing operations	$ (2.1)		$ (1.3)		
Restaurant EBITDA	$ 2.1	10.2%	$ 2.6	12.4%	-18%
Adjusted EBITDA	$ (0.0)	-0.2%	$ (0.0)	-0.2%	-23%
EPS from continuing operations	$ (1.40)		$ (0.70)		-99%

* *Restaurant cost of sales, operating expenses and pre-opening and closing expense percentages are based on restaurant sales, net. Other percentages are based on total revenue.*

Same Store Sales

	Q2 2017		YTD June 2017	
	USD	Local	USD	Local
Burger Group	-9.7%	-	-9.2%	-
Burger, excl BT's	*-6.7%*	-	*-5.3%*	-
Just Fresh	-10.9%	-	-6.6%	-
Hooters US	-3.9%	-	-6.6%	-
Hooters SA	16.1%	-4.9%	16.4%	-0.6%
Hooters UK	-11.0%	-3.2%	-13.2%	-2.9%

Cost & EBITDA% Trends



Cost of Goods%
35%
35%
34%
34%
33%
33%
32%
34.5%
33.6%
34.3%
33.1%
32.7%
33.1%
32.8%
33.1%
34.0%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
G&A %
23%
18%
13%
8%
21.0%
17.8%
15.0%
16.6%
12.8%
12.3%
14.2%
14.0%
10.1%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Restaurant EBITDA
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
7.8%
7.7%
9.9%
9.6%
11.3%
13.4%
13.2%
10.7%
9.3%
11.4%
$0.5
$0.7
$0.9
$1.0
$1.1
$1.4
$1.4
$1.1
$0.9
$1.2
Adjusted EBITDA
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-6.9%
-4.2%
-0.6%
-2.3%
1.8%
2.1%
-1.2%
-2.9%
2.3%
-$0.6
-$0.4
-$0.1
-$0.2
$0.2
$0.2
-$0.1
-$0.3
$0.2

Consolidated Targets

Consolidated				
	2015	2016	H1 17	Near –Term Targets
COS %	34.4%	33.0%	33.6%	32-33%
OPEX %	57.5%	55.7%	57.1%	53-54%
Restaurant EBITDA%	8.9%	12.1%	10.2%	13-15%
G&A%	19.2%	13.9%	10.1%	9-11%
Adjusted EBITDA	-5.0%	0.2%	0.0%	2-6%

Focus Areas and Initiatives

- Aggressively expand high margin Burger Business- drive scale and profitability
- Cash flow Hooters and Just Fresh brand
- Expand Franchising operations
- Evaluate asset sales and closures of underperforming locations
- Refinance debt and strengthen balance sheet

Hypothetical Proforma excluding underperforming & Hooters

	Actual Six Months Ended June 30, 2017			Pro Forma excl underperforming stores			Pro Forma excl. underperforming stores & Hooters		
		Amount	% of Revenue *		Amount	% of Revenue*		Amount	% of Revenue *
Restaurant sales, net	$	20.2		$	17.6		$	11.3	
Gaming income, net		0.2			0.2			-	
Management fee income		0.0			0.0			0.0	
Franchise income		0.2			0.2			0.2	
Total revenue	$	20.6		$	18.0		$	11.5	
Expenses:									
Restaurant cost of sales		6.8	33.6%		5.9	33.4%		3.7	33.0%
Restaurant operating expenses		11.5	57.1%		9.6	54.6%		5.8	51.4%
Restaurant pre-opening and closing		0.1	0.5%		0.1	0.6%		0.1	0.9%
General and administrative		2.5	11.9%		2.3	12.8%		1.8	15.7%
Asset impairment charge		0.6	3.1%		0.6	3.5%		0.6	5.5%
Depreciation and amortization		1.2	5.8%		1.0	5.4%		0.7	6.1%
Total expenses		22.7	110.0%		19.5	108.1%		12.8	110.9%
Operating loss continuing operations	$	(2.1)		$	(1.5)		$	(1.3)	
Restaurant EBITDA		**2.1**	**10.2%**		**2.3**	**13.0%**		**1.8**	**15.4%**
EBITDA		**(0.0)**	**-0.2%**		**0.3**	**1.5%**		**0.2**	**1.7%**

Note: The Company has not made any decisions with regard to closing underperforming stores or exiting any lines of business as of the date of this report. Management is evaluating several actions, including the closure of underperforming locations and the sale of some or all of its Hooters business. Management can provide no assurance that any such actions will be consummated or that the proforma results above would be achieved.

Balance Sheet

Dollars (in millions)	June 30, 2017	December 31, 2016
Assets		
Cash	$ 0.7	$ 0.3
Property, Plant & Equipment	10.3	11.5
Goodwill & Intangible Assets	18.9	18.9
Other Assets	1.8	2.8
Total Assets	$ 33.1	$ 33.5
Liabilities		
Accounts Payable & Accrued Expenses	$ 5.1	$ 5.6
Current Maturities of Long-term Debt and Notes Payable	0.9	6.2
Total Current Liabilities	6.3	12.1
Long-term Debt, Less Current Portion	4.5	0.3
Other Liabilities	7.6	7.4
Total Liabilities	18.4	19.8
Shares Subject to Repurchase	-	0.3
Stockholders' Equity	14.6	13.4
Total Liabilities & Equity	$ 33.1	$ 33.5

Growth Strategy

Better Burgers – Accelerating Growth & Profitability

- Award-winning regional brands
  - Cult-like following at LBB
  - Broad customer appeal
  - Strong unit level economics – new stores generating strong results

- LBB and BGR present strong growth potential
  - Small, economical, easy to open and manage
  - Superior EBITDA margins and cash on cash returns
  - Strong Franchising interest

Better Burgers – Accelerating Growth & Profitability

little big burger

BGR
BURGERS GRILLED RIGHT

AMERICAN BURGER CO.

- Simple, chef driven menu
- Best Burger in Portland
- Industry Leading Unit Economics

- Gourmet, Open Flame
- Best Burger in DC
- Strong Unit Economics

- Larger Menu
- Solid local following
- Focus on Improving Margins & Unit Economics

Accelerate Growth of Company and Franchise stores

Leverage New Image with company and franchise store openings

Evaluate potential under-performing locations for closure to improve profitability and cash flow

Example Unit Level Economics

	American Burger	BGR	Little Big Burger
Est. Revenue per store	$ 850,000	$ 825,000	$ 700,000
Avg Size , sq ft.	2,500	1,800	1,400
Target EBITDA margin	15%	15%	20%
EBITDA per unit	**$ 127,500**	**$ 123,750**	**$ 140,000**
Est. Initial Investment	$ 450,000	$ 400,000	$ 250,000
Est. 15% TI allowance	$ (67,500)	$ (60,000)	$ (37,500)
Est. Net Initial Investment	$ 382,500	$ 340,000	$ 212,500
Est. Cash on Cash return	**33%**	**36%**	**66%**

Growth Strategy

- Awarding national franchise opportunities
  - Signed multi-unit franchise deal for a minimum of 8 restaurants in Southern California
  - Signed multi-unit franchise deal for a minimum of 3 restaurants in Austin Texas
  - Others in pipeline

- Continuing to open Company stores in the Pacific Northwest. First location on east coast opening in Q3

- Uniquely simple and profitable concept - industry leading unit economics
  - Smaller footprint
  - Contemporary design
  - 20% + EBITDA Margins

Burger Store Development Pipeline

Little Big Burger *(1200-2000 sq ft)*

Location	Timing
Hassalo - Portland, OR	Opened Q1 (EB5)
Platform - Hillsboro, OR	Opened Q2 (EB5)
Progress Ridge - Beaverton, OR	Opened Q2 (Fin Ptr)
Prosperity Village – Charlotte, NC	Q3 2017 (Fin Ptr)
Capitol Hill - Seattle, WA	Q4 17/Q1 18 (Fin Ptr)
Green Lake Village - Seattle, WA	Q4 2017 (Fin Ptr)
Smith & Burn – Seattle, WA	Q4 2017 (Fin Ptr)
Multnomah Village, Portland OR	Q4 2017 (Fin Ptr)
Cedar Hill, Portland OR	2018
Lake Oswego	LOI
Rea Farms, Charlotte NC	LOI - Mid 2018

BGR *(1400-2400 sg ft)*

Location	Timing
Mosaic District - Northern Virginia	Q2-Q3 2017 (Internally Funded)
Catholic University - Northern Virginia	Q3 2017 (Funded from $500k)

American Burger *(2000-2500+ sq ft)*

Location	Timing
None Planned	NA

**Company only – Does not include potential Franchisee Sites pending – (Salt Lake City BGR, New Jersey BGR, Austin LBB, San Diego LBB)*

Strategic Plans and Timeline

2012-2015	2015-2016	2017 & Beyond
Acquisition Phase	**Integration Phase**	**Profitable Growth**

2012-2015 — Acquisition Phase

- Fast Casual Acquisitions
  - *Little Big Burger*
  - *BGR The Burger Joint*
  - *BT's Burger Joint*
  - *American Burger Co*
  - *Just Fresh*

2015-2016 — Integration Phase

- Integrate Acquired Operations
- Improve Margins and Cash Flow
- G&A Reductions
- Disciplined Growth
- Strengthen Balance Sheet and increase Liquidity

2017 & Beyond — Profitable Growth

- Accelerate Growth
- Expand Franchising
- Drive Cash Flow
- Close underperforming locations TBD
- Exit non-core business TBD

2020 System-wide Growth Targets

- Double system-wide unit count over next 4 years

	2012	2016	2020 System Targets*
Store Count	6	55	**110-140**
Revenues	$7M	$42M	**$100 - $125M**
Restaurant EBITDA%	Breakeven	12%	**15% - 20%**
EBITDA%	Negative	0% - 1%	**10% - 15%**

- Growth focused on Burger Business – Highest unit economics and return on capital
- Focused on Franchising – Capital Light Model, Minimize working capital needs

** 2020 represent target metrics on a system-wide basis– Revenue and EBITDA attributable to the Company will vary based on ultimate mix between 100% owned company stores, partnership stores, and franchisee owned stores*

Conclusion

- Executing strategy to drive expansion
  - 8-12 new stores in 2017
  - Expanding capital-light franchising model
  - Invest in growth while also achieving positive EBITDA for 2017
- Focused on attractive store economics and large growth potential
  - Portfolio of valuable brands provides significant headroom for organic growth
- Strengthening balance sheet
- Evaluating Asset Sale opportunities and closing underperforming stores to improve cash flow and operating margins

Q&A

Appendix - EBITDA Reconciliation

Chanticleer Holdings, Inc. and Subsidiaries
Reconcilation of Net Loss to EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Consolidated net loss	$ (1,428,201)	$ (599,217)	$ (3,176,110)	$ (1,516,817)
Interest expense	504,706	650,479	908,842	1,251,406
Income tax	109,531	51,405	113,328	85,393
Depreciation and amortization	602,659	577,942	1,196,039	1,148,382
EBITDA	$ (211,305)	$ 680,609	$ (957,901)	$ 968,364
Restaurant pre-opening and closing expenses	90,761	-	105,196	7,555
Change in fair value of derivative liabilities	-	(513,439)	-	(1,129,101)
(Gain) loss on debt refinancing	(267,512)	-	95,310	-
Asset impairment charge	633,962	-	633,962	-
Transaction and severence related expenses	-	-	92,750	98,399
Other income (expense)	21	27,706	(12,212)	19,969
Adjusted EBITDA	$ 245,927	$ 194,876	$ (42,895)	$ (34,814)
General and administrative expenses	1,084,422	1,374,835	2,387,292	2,951,315
Franchise revenues	(108,017)	(103,387)	(183,803)	(285,939)
Management fee revenue	(24,993)	(25,000)	(49,983)	(50,000)
Restaurant EBITDA	$ 1,197,339	$ 1,441,324	$ 2,110,611	$ 2,580,562


Big

Thank You
NASDAQ: HOTR

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com